UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-09397
The Gabelli Utilities Fund

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: September 30, 2010
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
The Gabelli Utilities Fund
Third Quarter Report – September 30, 2010
Morningstar® rated The Gabelli Utilities Fund Class AAA Shares 4 stars overall and
5 stars for the three year period and 4 stars for the five and ten year periods ended
September 30, 2010 among 91, 91, 84, and 57 Utilities funds, respectively.

Mario J. Gabelli, CFA
To Our Shareholders,
     The Gabelli Utilities Fund’s (the “Fund”) (Class AAA) total return was 10.2% during the third quarter of 2010 compared with the Standard & Poor’s (“S&P”) 500 Utilities Index of 12.4% and the Lipper Utility Fund Average of 12.3%.
Enclosed is the portfolio of investments as of September 30, 2010.
Comparative Results

Average Annual Returns through September 30, 2010 (a) (Unaudited)

													Since
			Year to										Inception
	Quarter		Date		1 Year		3 Year		5 Year		10 Year		(8/31/99)
Gabelli Utilities Fund Class AAA	10.16%		6.73%		11.69%		(0.01)%		4.46%		4.19%		7.21%
S&P 500 Utilities Index	12.35		4.32		11.90		(3.75)		2.51		1.07		3.83
Lipper Utility Fund Average	12.34		3.32		9.33		(5.90)		2.74		1.89		4.21
Class A	10.09		6.69		11.62		(0.01)		4.47		4.22		7.23
	3.76	(b)	0.56	(b)	5.20	(b)	(1.97	)(b)	3.24	(b)	3.60	(b)	6.66 (b)
Class B	9.84		6.11		10.72		(0.80)		3.68		3.56		6.63
	4.84	(c)	1.11	(c)	5.72	(c)	(1.80	)(c)	3.34	(c)	3.56		6.63
Class C	9.97		6.07		10.64		(0.80)		3.69		3.59		6.65
	8.97	(d)	5.07	(d)	9.64	(d)	(0.80)		3.69		3.59		6.65
Class I	10.09		6.86		11.79		0.16		4.57		4.24		7.26
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.47%, 1.47%, 2.22%, 2.22%, and 1.22%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The values of utility stocks change as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Shares net asset values (“NAV”) per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, year to date, one year, three year, and five year periods of 5%, 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter, year to date, and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

The Gabelli Utilities Fund
Schedule of Investments — September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 83.1%
	ENERGY AND UTILITIES — 60.3%
	Energy and Utilities: Alternative Energy — 0.1%
23,000	Ormat Industries Ltd.	$190,067
52,000	Ormat Technologies Inc.	1,516,840

		1,706,907

	Energy and Utilities: Electric Integrated — 32.3%
800,000	Allegheny Energy Inc.	19,616,000
233,000	ALLETE Inc.	8,488,190
68,000	Alliant Energy Corp.	2,471,800
195,000	Ameren Corp.	5,538,000
310,000	American Electric Power Co. Inc.	11,231,300
215,000	Avista Corp.	4,489,200
581,000	Black Hills Corp.	18,127,200
35,000	Cleco Corp.	1,036,700
60,000	CMS Energy Corp.	1,081,200
885,000	Constellation Energy Group Inc.	28,532,400
160,000	Dominion Resources Inc.	6,985,600
350,000	DPL Inc.	9,145,500
5,000	DTE Energy Co.	229,650
350,000	Duke Energy Corp.	6,198,500
420,000	Edison International	14,443,800
566,000	El Paso Electric Co.†	13,459,480
4,500	Entergy Corp.	344,385
380,000	Exelon Corp.	16,180,400
56,000	FirstEnergy Corp.	2,158,240
777,000	Great Plains Energy Inc.	14,685,300
414,000	Hawaiian Electric Industries Inc.	9,331,560
273,000	Integrys Energy Group Inc.	14,212,380
250,000	MGE Energy Inc.	9,897,500
520,000	NextEra Energy Inc.	28,282,800
190,000	NiSource Inc.	3,306,000
490,000	NorthWestern Corp.	13,965,000
315,000	OGE Energy Corp.	12,559,050
328,500	Otter Tail Corp.	6,698,115
110,000	Pepco Holdings Inc.	2,046,000
40,000	PG&E Corp.	1,816,800
208,000	Pinnacle West Capital Corp.	8,584,160
1,065,000	PNM Resources Inc.	12,130,350
46,000	PPL Corp.	1,252,580
231,000	Progress Energy Inc.	10,261,020
130,000	Public Service Enterprise Group Inc.	4,300,400
300,000	SCANA Corp.	12,096,000
310,000	Southern Co.	11,544,400
150,000	TECO Energy Inc.	2,598,000
250,000	The Empire District Electric Co.	5,037,500
145,000	UniSource Energy Corp.	4,847,350
65,000	Unitil Corp.	1,426,750
320,000	Vectren Corp.	8,278,400
750,000	Westar Energy Inc.	18,172,500
230,000	Wisconsin Energy Corp.	13,294,000
200,000	Xcel Energy Inc.	4,594,000

		404,975,460

	Energy and Utilities: Electric Transmission and Distribution — 5.4%
160,000	Central Vermont Public Service Corp.	3,227,200
322,000	CH Energy Group Inc.	14,219,520
264,000	Consolidated Edison Inc.	12,730,080
82,400	Maine & Maritimes Corp.	3,699,760
580,000	Northeast Utilities	17,150,600
415,000	NSTAR	16,330,250
16,666	UIL Holdings Corp.	469,315

		67,826,725

	Energy and Utilities: Global Utilities — 4.0%
4,400	Areva SA	1,848,079
24,000	Chubu Electric Power Co. Inc.	593,100
16,000	E.ON AG	471,794
4,000	EDP — Energias de Portugal SA, ADR	136,680
195,000	Electric Power Development Co. Ltd.	5,863,081
304	Electricite de France	13,113
190,000	Emera Inc.	5,464,185
28,000	Enagas	567,413
250,000	Endesa SA	6,691,864
225,000	Enel SpA	1,199,321
58,800	GDF Suez, Strips	80
160,000	Hera SpA	305,150
35,000	Hokkaido Electric Power Co. Inc.	696,814
24,400	Hokuriku Electric Power Co.	557,096
150,000	Huaneng Power International Inc., ADR	3,714,000
66,000	Iberdrola SA, ADR	2,023,560
48,836	Iberdrola SA, London	375,687
26,807	Iberdrola SA, Madrid	206,222
2,000	International Power plc	12,190
300,000	Korea Electric Power Corp., ADR†	3,879,000
60,000	Kyushu Electric Power Co. Inc.	1,369,909
13,000	National Grid plc, ADR	555,620
2,400	Niko Resources Ltd.	236,198
76,000	Red Electrica Corporacion SA	3,573,929
24,000	Shikoku Electric Power Co. Inc.	688,548
2,000	Snam Rete Gas SpA	10,129
24,000	The Chugoku Electric Power Co. Inc.	473,503
155,000	The Kansai Electric Power Co. Inc.	3,763,596
40,000	The Tokyo Electric Power Co. Inc.	975,563
150,000	Tohoku Electric Power Co. Inc.	3,316,962

		49,582,386

	Energy and Utilities: Merchant Energy — 1.0%
44,000	Mirant Corp.†	438,240
40,000	Mirant Corp. — Old, Escrow† (a)	0
15,000	Mirant Corp., Escrow† (a)	0
238,000	NRG Energy Inc.†	4,955,160
620,000	The AES Corp.†	7,037,000

		12,430,400

	Energy and Utilities: Natural Gas Integrated — 8.6%
1,000,000	El Paso Corp.	12,380,000
21,000	Energen Corp.	960,120
See accompanying notes to schedule of investments.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Natural Gas Integrated (Continued)
998,000	National Fuel Gas Co.	$51,706,380
25,000	Northwest Natural Gas Co.	1,186,250
263,000	ONEOK Inc.	11,845,520
26,000	Petroleo Brasileiro SA, ADR	943,020
730,000	Southern Union Co.	17,563,800
500,000	Spectra Energy Corp.	11,275,000

		107,860,090

	Energy and Utilities: Natural Gas Utilities — 4.2%
80,000	Atmos Energy Corp.	2,340,000
48,000	Chesapeake Utilities Corp.	1,738,560
378,000	CONSOL Energy Inc.	13,970,880
192,612	Corning Natural Gas Corp. (b)	3,784,826
26,000	Delta Natural Gas Co. Inc.	799,500
27,000	Nicor Inc.	1,237,140
65,000	Piedmont Natural Gas Co. Inc.	1,885,000
3,500	RGC Resources Inc.	108,570
70,000	South Jersey Industries Inc.	3,462,900
536,400	Southwest Gas Corp.	18,017,676
130,000	The Laclede Group Inc.	4,474,600
5,000	WGL Holdings Inc.	188,900

		52,008,552

	Energy and Utilities: Natural Resources — 1.1%
14,000	Alliance Holdings GP LP	605,640
25,000	Anadarko Petroleum Corp.	1,426,250
75,000	Atlas Energy Inc.†	2,148,000
18,000	Compania de Minas Buenaventura SA, ADR	813,240
95,000	Occidental Petroleum Corp.	7,438,500
34,000	Peabody Energy Corp.	1,666,340
15,000	Uranium One Inc.†	50,588

		14,148,558

	Energy and Utilities: Services — 1.4%
260,000	ABB Ltd., ADR	5,491,200
112,000	Halliburton Co.	3,703,840
30,000	MDU Resources Group Inc.	598,500
45,000	Patterson-UTI Energy Inc.	768,600
6,000	Pike Electric Corp.†	43,680
75,000	Rowan Companies Inc.†	2,277,000
14,000	Tenaris SA, ADR	537,880
270,000	Weatherford International Ltd.†	4,617,000

		18,037,700

	Energy and Utilities: Water — 1.1%
3,000	American States Water Co.	107,340
105,000	American Water Works Co. Inc.	2,443,350
173,000	Aqua America Inc.	3,529,200
2,000	California Water Service Group	73,900
3,000	Consolidated Water Co. Ltd.	28,440
13,000	Middlesex Water Co.	218,920
135,000	Pennichuck Corp.	3,106,350
136,000	SJW Corp.	3,349,680
85,000	The York Water Co.	1,362,550
7,727	United Utilities Group plc, ADR	139,086

		14,358,816

	Diversified Industrial — 0.9%
17,000	Bouygues SA	729,674
670,000	General Electric Co.	10,887,500
22,000	Mueller Water Products Inc., Cl. A	66,440

		11,683,614

	Environmental Services — 0.0%
9,250	Veolia Environnement	243,627

	Exchange Traded Funds — 0.2%
24,000	Utilities HOLDRS Trust	2,358,720

	TOTAL ENERGY AND UTILITIES	757,221,555

	COMMUNICATIONS — 18.0%
	Cable and Satellite — 3.0%
310,000	Cablevision Systems Corp., Cl. A	8,118,900
24,000	Cogeco Cable Inc.	851,628
70,000	Cogeco Inc.	2,143,065
6,000	Comcast Corp., Cl. A	108,480
62,000	DIRECTV, Cl. A†	2,581,060
265,000	DISH Network Corp., Cl. A	5,077,400
275,005	EchoStar Corp., Cl. A†	5,247,096
175,000	Liberty Global Inc., Cl. A†	5,391,750
30,000	Mediacom Communications Corp., Cl. A†	198,300
40,000	Rogers Communications Inc., Cl. B	1,497,200
12,000	Shaw Communications Inc., Cl. B	264,120
100,000	Time Warner Cable Inc.	5,399,000
90,000	Tokyo Broadcasting System Holdings Inc.	1,157,882

		38,035,881

	Computer Services Software and Systems — 0.8%
200,000	McAfee Inc.†	9,452,000

	Telecommunications — 10.0%
20,000	AboveNet Inc.†	1,041,800
435,000	AT&T Inc.	12,441,000
5,000	Atlantic Tele-Network Inc.	246,200
550,000	BCE Inc.	17,875,000
76,000	Belgacom SA	2,963,683
12,000	CenturyLink Inc.	473,520
1,144,200	Cincinnati Bell Inc.†	3,055,014
760,000	Deutsche Telekom AG, ADR	10,358,800
42,000	Frontier Communications Corp.	343,140
1,400	Mobistar SA	85,732
152,000	Nippon Telegraph & Telephone Corp.	6,636,799
320,296	Orascom Telecom Holding SAE, GDR†	1,390,405
34,000	Philippine Long Distance Telephone Co., ADR	2,035,240
335,000	Portugal Telecom SGPS SA	4,470,990
340,000	Portugal Telecom SGPS SA, ADR	4,498,200
2,000	PT Indosat Tbk	1,232
350,000	Qwest Communications International Inc.	2,194,500
1,500,000	Sprint Nextel Corp.†	6,945,000
110,000	Swisscom AG, ADR	4,428,600
4,000	Tele2 AB, Cl. B	83,972
See accompanying notes to schedule of investments.

The Gabelli Utilities Fund
Schedule of Investments (Continued) — September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications (Continued)
80,000	Telecom Italia SpA, ADR	$1,114,400
56,000	Telefonica SA, ADR	4,152,400
350,000	Telekom Austria AG	5,267,606
110,000	Telephone & Data Systems Inc.	3,608,000
13,000	Telephone & Data Systems Inc., Special	368,550
180,000	tw telecom inc.†	3,342,600
540,000	Verizon Communications Inc.	17,598,600
610,000	VimpelCom Ltd., ADR†	9,058,500

		126,079,483

	Wireless Communications — 4.2%
18,000	America Movil SAB de CV, Cl. L, ADR	959,940
44,000	China Mobile Ltd., ADR	2,249,720
27,000	China Unicom Hong Kong Ltd., ADR	393,120
21,504	Clearwire Corp., Cl. A†	173,968
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	55
180	M1 Ltd.	300
135,000	Millicom International Cellular SA	12,953,250
6,500	Mobile TeleSystems OJSC, ADR	137,995
4,600	NTT DoCoMo Inc.	7,659,320
50,000	SK Telecom Co. Ltd., ADR	873,500
200	SmarTone Telecommunications Holdings Ltd.	262
10,000	Tim Participacoes SA, ADR	329,900
175,000	Turkcell Iletisim Hizmetleri A/S, ADR	2,933,000
154,000	United States Cellular Corp.†	7,079,380
150,000	Vivo Participacoes SA, ADR	4,075,500
500,000	Vodafone Group plc, ADR	12,405,000

		52,224,210

	TOTAL COMMUNICATIONS	225,791,574

	OTHER — 4.8%
	Automotive — 0.0%
800	Dollar Thrifty Automotive Group Inc.†	40,112

	Aviation: Parts and Services — 1.4%
15,000	Curtiss-Wright Corp.	454,500
1,700,000	Rolls-Royce Group plc†	16,116,587

		16,571,087

	Building and Construction — 0.1%
14,000	Acciona SA	1,182,539

	Business Services — 0.4%
450,000	Clear Channel Outdoor Holdings Inc., Cl. A†	5,143,500

	Electronics — 0.1%
345,000	LSI Corp.†	1,573,200

	Entertainment — 1.2%
540,000	Vivendi	14,759,931

	Financial Services — 0.9%
400,000	AmeriCredit Corp.†	9,784,000
51,500	Kinnevik Investment AB, Cl. A	1,099,476
12,000	Kinnevik Investment AB, Cl. B	254,052

		11,137,528

	Health Care — 0.0%
12,000	TSUMURA & Co.	373,167

	Transportation — 0.7%
300,000	GATX Corp.	8,796,000

	TOTAL OTHER	59,577,064

	TOTAL COMMON STOCKS	1,042,590,193

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Energy and Utilities: Natural Gas Integrated — 0.1%
800	El Paso Corp., 4.990% Cv. Pfd. (c)	911,400

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
18,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	702,000

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,613,400

	WARRANTS — 0.1%
	ENERGY AND UTILITIES — 0.0%
	Energy and Utilities: Merchant Energy — 0.0%
38,363	Mirant Corp., Ser. B, expire 01/03/11†	1,535

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
86,000	Bharti Airtel Ltd., expire 09/19/13† (c)	700,897

	TOTAL WARRANTS	702,432

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 16.7%
$209,235,000	U.S. Treasury Bills, 0.120% to 0.230%††, 10/07/10 to 03/17/11	209,168,098

	TOTAL INVESTMENTS — 100.0% (Cost $1,172,099,976)	$1,254,074,123

	Aggregate book cost	$1,175,992,362

	Gross unrealized appreciation	$110,331,270
	Gross unrealized depreciation	(32,249,509)

	Net unrealized appreciation/depreciation	$78,081,761

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2010, the market value of fair valued securities amounted to $0 or 0.00% of total investments.

(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the market value of Rule 144A securities amounted to $1,612,297 or 0.13% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt
See accompanying notes to schedule of investments.

The Gabelli Utilities Fund (the “Fund”)
Notes to Schedule of Investments (Unaudited)
The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Utilities Fund
Notes to Schedule of Investments (Continued) (Unaudited)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$12,430,400	—	$0	$12,430,400
Other Industries (a)	744,791,155	—	—	744,791,155
COMMUNICATIONS (a)	225,791,574	—	—	225,791,574
OTHER (a)	59,577,064	—	—	59,577,064

Total Common Stocks	1,042,590,193	—	0	1,042,590,193

Convertible Preferred Stocks (a)	1,613,400	—	—	1,613,400
Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	1,535	—	—	1,535
COMMUNICATIONS
Telecommunications	—	$700,897	—	700,897

Total Warrants	1,535	700,897	—	702,432

U.S. Government Obligations	—	209,168,098	—	209,168,098

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$1,044,205,128	$209,868,995	$0	$1,254,074,123

OTHER FINANCIAL INSTRUMENTS:
ASSETS (UNREALIZED APPRECIATION): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$470	$—	$470

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2010.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances,

The Gabelli Utilities Fund
Notes to Schedule of Investments (Continued) (Unaudited)
and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at September 30, 2010. For the restricted securities the Fund held as of September 30, 2010, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest,

The Gabelli Utilities Fund
Notes to Schedule of Investments (Continued) (Unaudited)
credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2010 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Appreciation
	Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$133,528 (22,000 Shares)	International Power plc	International Power plc	6/27/11	$470
The Fund’s volume of activity in equity contract for difference swap agreements during the period ended September 30, 2010 had an average monthly notional amount of approximately $113,874.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended September 30, 2010, the Fund had no investments in forward foreign exchange contracts.

The Gabelli Utilities Fund
Notes to Schedule of Investments (Continued) (Unaudited)
The following table summarizes the net unrealized appreciation of derivatives held at September 30, 2010 by primary risk exposure:

Net Unrealized
Appreciation at
Asset Derivatives:	September 30, 2010

Equity Contract	$470
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $5,738,593, which are available to reduce future required distributions of net capital gains to shareholders through 2017.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages,organic living,and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12-18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The Gabelli Utilities Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Trustees

Mario J. Gabelli, CFA
Chairman and Chief
Executive Officer
GAMCO Investors, Inc.

Anthony J. Colavita
President
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Corp.

Mary E. Hauck
Former Senior Portfolio Manager
Gabelli-O’Connor Fixed Income
Mutual Fund Management Co.

Kuni Nakamura
President
Advanced Polymer, Inc.

Werner J. Roeder, MD
Medical Director
Lawrence Hospital
Officers

Bruce N. Alpert
President

Agnes Mullady
Secretary and Treasurer

Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q310SR
The Gabelli Utilities Fund
Morningstar® rated The Gabelli Utilities Fund Class
AAA Shares 4 stars overall and 5 stars for the
three year period and 4 stars for the five and ten year
periods ended September 30, 2010 among 91, 91, 84,
and 57 Utilities funds, respectively.
THIRD QUARTER REPORT
SEPTEMBER 30, 2010

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utilities Fund

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date 11/26/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date 11/26/10

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/26/10

*	Print the name and title of each signing officer under his or her signature.